SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): November 15, 1999 (November 15, 1999)


                          CATHERINES STORES CORPORATION
             (Exact name of registrant as specified in its charter)


          Tennessee                    000-19372                  62-1350411
(State or other jurisdiction)     (Commission file number)      (IRS Employer
     of incorporation                                        Identification No.)


                   3742 Lamar Avenue, Memphis Tennessee 38118
               (Address of principal executive offices) (Zip code)


      Registrant's telephone number, including area code: (901) 363 - 3900



                                 Not Applicable
          (Former name or former address, if changed since last report)



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Item 5.   Other Events

                          Agreement and Plan of Merger

     On November 15, 1999, Catherines Stores Corporation (the "Company") entered into an Agreement and Plan of Merger (the "Merger Agreement") with Charming Shoppes, Inc., a Pennsylvania corporation ("Parent"), and Rose Merger Sub, Inc., a Tennessee corporation and a wholly-owned subsidiary of Parent (the "Purchaser"). The Merger Agreement contemplates a two-step transaction in which, first, Purchaser will commence a tender offer (the "Offer") for all of the Company's outstanding common stock at a price of $21.00 per share in cash, and, second, following the consummation of the Offer pursuant to the terms and conditions of the Merger Agreement, Purchaser will be merged with and into the Company (the "Merger") with the Company being the surviving corporation and becoming a wholly-owned subsidiary of Parent. Pursuant to the Merger, each outstanding share of common stock held by entities other than Purchaser or its affiliates will be canceled and converted into the right to receive $21.00 in cash. Consummation of the transactions contemplated by the Merger Agreement is subject to certain conditions, including, without limitation, (i) the tender of at least 51% of the outstanding common stock in the Offer and (ii) the expiration or termination of the waiting period under the Hart Scott Rodino Antitrust Improvements Act of 1976.

         The summary of the Merger Agreement set forth above is qualified in its entirety by reference to the Merger Agreement, which is filed as an exhibit hereto and is incorporated herein by reference. The press release announcing the Merger Agreement is also filed as an exhibit hereto and is incorporated herein by reference.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

(c)      Exhibits:

Exhibit No.                                Description
-----------                                -----------

    2 Agreement and Plan of Merger dated as of November 15, 1999, among Catherines Stores Corporation, Charming Shoppes, Inc. and Rose Merger Sub., Inc.

    99              Press Release dated November 15, 1999

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          CATHERINES STORES CORPORATION



Date:  November 15, 1999               By:   /s/ David C. Forell
                                             -----------------------------------
                                             David C. Forell, Executive
                                             Vice President and
                                             Chief Financial Officer

                                  EXHIBIT INDEX


No.                                 Exhibit
---                                 -------
 2 Agreement and Plan of Merger dated as of November 15, 1999, among Catherines Stores Corporation, Charming Shoppes, Inc. and Rose Merger Sub., Inc.

99                  Press Release dated November 15, 1999